UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 9, 2005

                              FAB INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

               1-5901                                   13-2581181
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       (Commission File Number)               (IRS Employer Identification No.)

   200 MADISON AVENUE, NEW YORK, NEW YORK                       10016
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  (Address of principal executive offices)                    (Zip Code)

   Registrant's telephone number, including area code:  (212) 592-2700
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.        REGULATION FD DISCLOSURE


         On March 9, 2005, the Company issued a press release announcing that it has received a preliminary non-binding indication of interest today from SSJJJ Manufacturing Co., Inc., an acquisition vehicle owned by several members of the Company's management, including Steven Myers, the Company's President and Chief Operating Officer ("SSJJJ"), to acquire the business, as a going concern, at a price of $2.80 per share. A Special Committee of the Company's Board of Directors, comprised solely of independent directors, is evaluating SSJJJ's preliminary non-binding indication of interest. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS


Exhibit 99.1      Press Release of Fab Industries, Inc., dated March 9, 2005.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FAB INDUSTRIES, INC.



                                            By: /s/ Samson Bitensky
                                                -------------------------------
                                                Name:  Samson Bitensky
                                                Title: Chairman of the Board and
                                                       Chief Executive Officer




Date:  March 9, 2005



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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                             DESCRIPTION
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99.1             Press Release of Fab Industries, Inc., dated March 9, 2005.